Exhibit 99.1
Investor Presentation April 2008

Forward-looking Statements This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business. By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Potential risks and uncertainties include fluctuations in interest rates and stock indices; cyclical changes in our business; increased competition on the basis of pricing, coverage or other factors; developments in the financial or capital markets; the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of reinsurance or failure of our reinsurers to pay claims timely; severe weather conditions; changes in our relationships with the agencies and agents that distribute our products; and a decline in our financial ratings. The foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the “Forward-Looking Statements” and “Risk Factors” sections of the Company’s 10-K for the year ended December 31, 2007, which is on file with the SEC.

Business Overview Platform Strategic Advantage Financial Review Concluding Remarks

First Mercury’s Business Provide insurance products and services in specialty commercial insurance markets, focusing on niche and underserved customers Operate as an Excess & Surplus lines company (rated “A-” by A.M. Best) in 49 states, the District of Columbia, and the Virgin Islands, underwriting primarily general liability coverage Long-term track record of success proven over 34 years across various market cycles Diversified product lines and distribution platform positions us well to respond to the current market environment Superior financial results reflected in a three year average combined ratio of 70.3% and 2007 ROAE of 20.8% Targeting 20%+ premiums produced growth and 16.5% to 18.0% ROAE in 2008 Market capitalization of approximately $310 million with inside ownership of 19.9%

Differentiated Operating Platforms First Mercury American Emerald Insurance Management CoverX Services Corporation (“FM Emerald”) (“AMC”) E&S general liability Recently hired E&S Leading MGA focused coverage for security underwriting team focused primarily on niche fuel classes on complementary excess, jobbers marketplace property, and large account E&S general liability business coverage focused on small, underserved commercial accounts Legend: Risk-bearing entities Non risk-bearing entity (fee income)

Differentiated Operating Platforms (continued) Contract ARPCO Underwriting 5 MGA relationships Provider of third party focused on niche administration services for underwriting classes not risk sharing pools of in competition with other governmental entity risks FMR business Legend: Risk-bearing entity Non risk-bearing entity (fee income)

Key Investment Highlights Disciplined, data-driven underwriting approach results in superior underwriting profitability Cost-efficient operating structure provides an advantage Growth strategy fueled by implementation of significant pipeline of opportunities Well positioned in the surplus lines market, driven by strength of CoverX brand Admitted specialty underwriting opportunity through acquisition of AMC Sustainable superior ROE throughout the underwriting cycle Management team closely aligned with shareholders

Growth and Underwriting Performance Premiums Produced ($ mm) GAAP underwriting ratios $300 100% 89.9% AGR produced 1% C$250 2 $276 72.5% 75% 70.7% 67.7% 29.4% $200 $230 14.3% 20.4% 16.9% 50% $150 $189 Premiums 60.5% 25% 56.4% 50.8% 52.1% $100 $50 0% $0 2005 2006 2007 3 yr. peer 2005 2006 2007 avg. Loss Ratio Expense Ratio Peer group comparison — 2007 GAAP underwriting ratios 100% 88.1% 83.4% 89.3% 87.5% 88.0% 80.9% 72.5% 71.4% 75% 22.9% 28.5% 23.8% 31.8% 30.9% 36.2% 20.4% 50% 36.3% 52.1% 58.0% 59.6% 59.6% 57.5% 56.6% 51.8% 25% 35.1% 0% First Mercury National RLI W.R. Berkley HCC Argonaut Navigators Markel Interstate Loss Ratio Expense Ratio

Business Overview Platform Strategic Advantage Financial Review Concluding Remarks

Premiums Produced and Gross Written Premiums by Source Premiums Produced ($ in millions) Gross Written Premiums ($ in millions) $400 $400 20%+ 20%+ Growth Over Growth Over $350 $350 2007 2007 R R $300 AG $300 AG C $1.3 $276.0 C $271.5 + + $1.3 0% 5% $250 2 $250 3$52.1 $47.6 $230.1 $218.2 $20.0 $8.1 $200 $188.5 $200 $175.9 $12.9 $8.8 $146.9 $150 $155.9 $150 $155.9 $138.2 $138.2 $101.4 $97.2 $92.1 $100 $78.6 $100 $0.4 $48.7 $50 $50 $68.3 $74.2 $71.9 $69.9 $71.9 $66.7 $66.7 $43.0 $0$0 2004 2005 2006 2007 2008 2004 2005 2006 2007 2008 Targeted Targeted Security Specialty Contract Underwriting FM Emerald Security Specialty Contract Underwriting FM Emerald Growth in 2008 driven by Contract Underwriting, FM Emerald and New Initiatives

Security Classes 2007 premiums by class through 12/31 Overview General liability coverages, each policy Alarm 30% individually underwritten Security Guard • Customized policy forms and exclusions 41% • Analyze data and results intensely to Safety drive underwriting decisions Equipment 29% 13 underwriters; senior underwriter has 17 years experience Total 2007 premiums = $66.7mm Policy limits generally $1mm Historical loss & ALAE ratio Target account premium $50,000 and below; average account size $7,300 125% Approximately 799 production sources 100% 59%1 in 49 states and 2 jurisdictions in 2007 75% 50% Top 5 producers represented 29% of premium in 2007 25% 0% Since 1987, across all industry cycles, 1987 1991 1995 1999 2003 2007 achieved a cumulative loss and ALAE 1Cumulative loss ratio since 1987 ratio of 59%

Security Premium by State — 2007 Top 20 States Represent Approximately 91% of CoverX Security premium Washington 10.3% Montana Maine North Dakota Oregon Minnesota Vermont 3.3% Idaho New Hampshire Wisconsin Massachusetts South Dakota New York Michigan Rhode Island Wyoming Connecticut Iowa Pennsylvania Nevada Nebraska New Jersey Ohio Maryland Utah Illinois Delaware Indiana 30.0% Colorado West Virginia Kansas Virginia California Missouri Kentucky North Carolina Tennessee Hawaii Arizona Oklahoma New Mexico Arkansas South Carolina Texas Alabama Georgia Mississippi 15.2% Louisiana Alaska 5.8% Florida State DPW ($mm) % of total > 10% California $20.0 30.0% Texas 10.1 15.2 <10%, >5% New York 6.8 10.3 Florida 3.9 5.8 <5%, >1% = CoverX Office Pennsylvania 2.2 3.3 <1% Total top 5 $43.0 64.6%

Specialty Classes 2007 premiums by class through 12/31 Overview All general liability coverages; same Other Roofers fundamental underwriting characteristics 45% 35% and targets as Security classes · Same customized policy forms and exclusions • Same focus on underserved accounts Carpentry Habitational Masonry 8% • Same ability to analyze data and results 2% Drywall 7% 3% • Same claims handling & jurisdictional Total 2007 premiums = $155.9mm issues Historical loss & ALAE ratio 13 underwriters; senior underwriters 75% average over 20 years of experience Target account premium $50,000 and 51.8% below; average account size $32,300 48.9% 50% 45.4% 45% 1 Policy limits generally $1mm Approximately 496 production sources in 37.2% 38.3% 2007 25% 2003 2004 2005 2006 2007 Since 2003, achieved cumulative Loss 1Cumulative loss ratio since 2003 and ALAE ratio of 45%

Specialty Premium by State — 2007 Top 20 States Represent Approximately 93% of CoverX Specialty Premium 17.7% Washington Montana Maine North Dakota Minnesota 10.3% Oregon Vermont Idaho New Hampshire Wisconsin Massachusetts South Dakota New York Connecticut Rhode Island Wyoming Michigan Iowa Pennsylvania Nebraska New Jersey Nevada Ohio Maryland Utah Illinois Delaware Indiana Colorado West Virginia Kansas Virginia California Missouri Kentucky North Carolina Tennessee Hawaii Arizona Oklahoma New Mexico Arkansas South Carolina 11.4% Alabama Georgia Mississippi Texas 13.8% Louisiana 9.5% Alaska Florida State DPW ($mm) % of total Washington $27.5 17.7% > 10% Texas 21.6 13.8 = CoverX Office Arizona 17.8 11.4 <10%, >5% New York 16.0 10.3 Florida 14.8 9.5 <5%, >1% Total top 5 $97.7 62.7% <1%

Specialty Class — Contractor Book 2007 premiums by class through 12/31 2007 contractor premiums by state Total 2007 premiums = $142.3mm WA Other 19% 28% Roofing Other 33% 38% TX 13% Carpentry CA Excavation 9% 2% 8% AZ Plumbing Masonry FL 12% 3% 6% Metal Works Drywall/Plaster 10% NY 3% 6% 10%

First Mercury Emerald Insurance Services Hired an underwriting team led by Kevin Brooks in July 2007 Offices in New York, Atlanta, and Los Angeles Have hired 21 underwriters and underwriting assistants, with an average of 20 years experience Business consists of 3 units: • Excess/Umbrella Casualty product • E&S Property • Primary Casualty for heavier E&S risks Business is heavily reinsured to manage exposure TARGET premiums by class Underwriting Rationale Complementary product lines to Security and Specialty underwriting Primary Excess/ Casualty Umbrella Leadership team worked together at GenStar unit of 40% 40% GenRe for many years First year premiums anticipated to be $40-50 million E&S • Net retention expected to be less than 30% in Property 2008 20%

Contract Underwriting Programs Programs Opportunities Program 1: Lawyers Professional Liability Approach to adding new programs: Program 2: Hospitality / Habitational Small Accounts • Due diligence and personnel background checks • Data verification and loss experience analysis Program 3: GL Habitational / Premises Liability • Actuarial, claims and underwriting reviews Program 4: Texas Non-Subscriber Worker’s Comp • IT / technology systems in place Program 5: Outdoor Recreation E&S • Heavily reinsured to manage exposure o 2008 retention of less than 50% for programs added in 2007 Rollover capabilities: 2007 premiums by class through 12/31 • Existing books with proven histories Program 4 Program 5 • Established distribution networks Program 3 11% 3% • Solid ownership and management 7% • Complementary to FMIC existing product line-up Niche products — by class and/or distribution Program 1 Low limits / smaller accounts 39% Primary only • Smaller deductibles or SIRs Program 2 40% • No excess attachments Total 2007 premiums = $52.2mm Pilot program goal: $10mm premium potential by 18 months

American Management Corporation Acquired in February 2008 Leading MGA focused primarily on niche fuel related marketplace for over 20 years 87% of 2007 premiums written on an admitted basis Source of fee based income Currently written on third-party paper with the opportunity to write business on FMR paper over time 2007 Production Transaction Rationale Personal Lines Work Comp Definable niche market Trucking 9% <1% 2% Strong, established relationships with insureds and sub-producers E&S 13% Best-in-class underwriting franchise with unmatched experience and historical data that provides a significant competitive advantage Service Specialty admitted nature of business enhances our Stations 10% ability to adapt to market cycles Jobbers 66% Total 2007 premiums = $94.3mm

Business Overview Platform Strategic Advantage Financial Review Concluding Remarks

Positioned for Profitable Growth Across Market Cycles Premium growth in 2008 will be driven by strategic initiatives undertaken in 2006 and 2007 Premium production is expected to be flat as we maintain our commitment to underwriting CoverX discipline 9 Small account focus insulates us from the broader market trends, but we are not immune 9 Flexibility to “manage the cycle” by increasing or decreasing net retentions Proven team with large book of business will be a driver of profitable premium growth in 2008 Overview and beyond FM Emerald 9 Leadership team hired in late July 2007; currently 20 dedicated employees 9 Opportunity to underwrite complimentary product lines with an experienced, cohesive leadership team Platform Realize full year of production from specialty programs initiated in mid-2007 Contract 9 Limit production to 15%-20% of total book Underwriting 9 Small amount of premium from selected new pilot programs in 2008 Fee income in 2008 with the opportunity to take risk on FMR paper as we get comfortable with the book AMC 9 $90mm+ of controlled premium 9 Potential to realize operating synergies as business is integrated onto our technology platform

Embedded Growth Opportunities $300 $271.5 $1.3 $250 $47.6 $218.2 $8.1 $200 $175.9 $8.8 $155.6 $142.9 $0.3 $150 $5.4 $155.9 $22.9 $138.2 $105.7 $97.2 $5.0 $100 $91.1 $93.4 $59.5 $50 $69.9 $71.9 $66.7 $41.2 $46.4 $39.0 $0 GWP NWP GWP NWP GWP NWP 2005 2006 2007 Security Specialty Contract Underwriting FM Emerald

Approach to Growth Strategic Approach Representative Execution Hire experienced underwriters 9 7 additional underwriters hired in 2007 9 Opened office in Irvine, California (December 2006) Expand geographically in specialty classes 9 Consolidated Southeast underwriting operations in Atlanta, GA 9 Opened office in Seattle, Washington (January 2008) 9 Habitational (2007) Focus on entering definable niche markets 9 Hospitality (2007) 9 Employer general liability (2007) 9 Hired an experienced E&S specialty underwriting team (2007) Selectively evaluate M&A opportunities 9 Acquired American Management Corporation Pursue new product opportunities 9 Entered into 3 pilot program relationships in 2007 and 1 in 2008 9 Reduced quota share on Jan 1, 2007 to 35% from 50% in 2006 Retain more premium produced 9 Reduced quota share on Oct 1, 2007 to 25% from 35% 9 Reduced quota share on Jan 1, 2008 to 10% from 25%

Business Overview Platform Strategic Advantage Financial Review Concluding Remarks

Financial Overview — Summary $ in millions For the year ended December 31, 2007 2006 % growth Premiums produced $276.0 $230.1 20 % Net premiums earned 169.1 110.6 53 Net investment income 16.3 9.7 68 Net income 41.7 21.9 90 Operating net income1 $41.7 $21.5 94 %Loss ratio 52.1% 8 50. % Net expense ratio2 20.4 16.9 Combined ratio 72.5% 7 67. % Total investments $459.3 $297.8 Long-term debt 67.0 46.4 Total stockholders’ equity 229.4 172.7 Book value per outstanding share $12.76 $9.98 Return on average equity 20.8% 23.6 % Operating leverage3 0.8x 1.0x Financial leverage4 22.6% 21.2% 1 Adjusted to exclude the impact of net gains (losses) on 3Net written premium / statutory surplus investments and the change in fair value of derivative 4Debt / total capital instruments and taxes related to these adjustments 2 Does not consider impact of insurance services revenue

Prudent Loss Reserve Philosophy Extensive, on-going, in-house loss experience monitoring • Hired two credentialed actuaries in 2007 Quarterly internal and semi-annual external actuarial reviews Case vs. IBNR reserves, net of reinsurance 100% 42.1% 35.7% 30.1% 29.1% 75% 49.5% 50% 57.9% 64.3% 69.9% 70.9% 25% 50.5% 0% 2003 2004 2005 2006 2007 IBNR & ULAE Case

Prior Years’ Reserve Development During 2007 Favorable (Unfavorable) $ in Millions Accident Years 2000 2001 2002 2003 2004 2005 2006 All Losses and ALAE Security $ (1.2) 7) $ (1. $6 0. $4) (0. $3 0. $1 0. $2 3. $0.9 Specialty (0.7) 8) (0. 3) (0. 1) (1. 8) (2. 5) (2. 6 7. $ (0.6) Total Losses and ALAE $ (1.9) $5) (2. 3 $0. $5) (1. $5) (2. $4) (2. $8 10. $0.3 ULAE $0.5 Total $0.8 Security Favorable development in 2006 due to lower than expected frequency, severity, and incurred losses and loss adjustment expenses Unfavorable development in 2000-2001 due to increases in case reserves on a small number of high severity claims Specialty Favorable development in 2006 due to lower than expected frequency, severity, and incurred losses and loss adjustment expenses Unfavorable development in 2003-2005 included: • three late reported claims received in the fourth quarter of 2007 for catastrophe (Hurricane Rita) and thunderstorm related losses; currently being litigated • increases in case reserves on a small number of high severity claims • increases in estimates of incurred but not reported losses

Investment Portfolio Characteristics Investment portfolio is actively managed by advisors AAM, Portfolio Composition JP Morgan, MD Sass and Zazove Associates Convertible Securities Other 3.3% 7.9% S&P weighted average credit quality of AA+ for fixed income portfolio ABS & CMBS 8.9% Municipal Tax-effected duration of 2.6 years Bonds 42.5% Corporates & Preferreds $ in millions 10.9% $500.0 $459.3 $429.1 Money Market $450.0 $395.9 11.4% Mortgages 15.1% $400.0 $360.0 Asset Quality $350.0 $297.8 $300.0 B 0.28% BB 1.2% CCC 0.1% $248.8 $250.0 $223.2 BBB 5.0% NR 0.0% $200.0 A 9.2% $150.0 AA 8.0% $100.0 $50.0 $0.0 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 AAA 76.3%

Structured Products Analysis as of 12/31/2007 24.0% of portfolio in Mortgage and Asset backed securities • 98.3% are AAA rated •$1.9 million rated below AAA have significant credit support and low delinquency and foreclosure rates • Residential Mortgage Backed Securities and Home Equity Asset Backed Securities • Average credit quality of AAA • 72.2% are Agency Backed Securities • Approximately $0.2 million are subprime % Market Value AA 1.3% $ in millions A 0.5% Mortgage Backed Securities Agency Passthroughs & Collateralized Mortgage Obligations 11.2% $51.3 Non-Agency Passthroughs & Collateralized Mortgage Obligations 3.9% $18.1 15.1% $69.4 Asset Backed Securities Asset Backed Securities (including Home Equity) 3.2% 14.7 Commercial Mortgage Backed Securities 5.7% 26.0 8.9% $40.7 AAA 98.3% Total Portfolio 24.0% $110.1

Reinsurance Program / Mainframe Treaties Overview Mainframe reinsurance structure as of January 2008 High quality reinsurance partners Reinsurance 5,000,000 $5,000,000 xs $1,000,000 A.M. Best Recoverables only Munich Re: 76.5% Name rating ($MM) FMIC: 10% Retention Swiss Re USA: 13.5% Ace Ltd. A+ $72.1 $ Umbrella policies Swiss Re America A+ $49.6 Others NA $28.0 $500,000 xs $500,000 500,000 occurrence Swiss Re: 40% Substantially all of reinsurer credit exposure is rated QBE: 35% “A” or better by A.M. Best $ Liberty: 25% There are no disputed reinsurance recoverable amounts Quarterly “reset” available for increased Quota Share % policy limits Ace ceded to reinsurers in 2008 500,000 Tempest FMIC retention: New Contract Underwriting Programs & FM Emerald Re USA: Primary policies—per 90% • Less “seasoned” business has lower retentions $10% 10% quota share of $500,000

Business Overview Platform Strategic Advantage Financial Review Concluding Remarks

Concluding Remarks Proven track record over 34 years High quality management team closely aligned with shareholders Business model designed for profitable growth across market cycles Highly disciplined underwriting approach using data-driven analysis to generate superior loss ratios Cost-efficient operating platform provides a competitive advantage Deploying capital efficiently while maintaining “A-” A.M. Best rating Disciplined growth strategy ROEs outperform peer group across all market cycles